Exhibit 21.1


                                    LIST OF SUBSIDIARIES



                                                                                                 % OF SHARES
SUBSIDIARIES                                                                                       AND VOTES
Pool Sub-Financing Helsinki Oy................................................ Finland                 100.0
Pool Financing Helsinki Oy.................................................... Finland                 100.0
Pool Acquisition Helsinki Oy.................................................. Finland                 100.0
Sanitec Oyj................................................................... Finland                 100.0
Ido Bathroom Ltd.............................................................. Finland                 100.0
Ido Baderom A/S............................................................... Norway                  100.0
Porsgrund Oy.................................................................. Finland                 100.0
Ido Badrum AB................................................................. Sweden                  100.0
Porsgrund Bad A/S............................................................. Norway                  100.0
Ifo Sanitar AB................................................................ Sweden                  100.0
Fastighets AB Pressarna....................................................... Sweden                  100.0
Ifo Sanitar A/S............................................................... Norway                  100.0
Scandi-aqualine A/S........................................................... Denmark                 100.0
Ifo Sanitar Eesti AS.......................................................... Estonia                 100.0
Scandiaqua Sp. z o.o.......................................................... Poland                  100.0
Sanitec International S.A..................................................... France                  100.0
Allia S.A..................................................................... France                  100.0
Polyroc S.A................................................................... France                   99.9
Omnium de Distribution Sanitaires S.A.S....................................... France                   99.9
Omnium de Distribution Sanitaires Sp. z o.o................................... Poland                   99.9
Murena S.A.................................................................... France                   99.9
Leda S.A...................................................................... France                  100.0
Leda Production S.A........................................................... France                  100.0
Koralle S.a.r.l............................................................... France                  100.0
Produits Ceramiques de Touraine S.A........................................... France                  100.0
S.N.B. Manufacture S.A.R.L.................................................... France                  100.0
Ceravid S.A................................................................... France                  100.0
Koninklijke Sphinx B.V........................................................ The Netherlands         100.0
Sphinx Services B.V........................................................... The Netherlands         100.0
Sphinx Sanitair B.V........................................................... The Netherlands         100.0
Sanitair Techniek Rosmalen B.V................................................ The Netherlands         100.0
Aardewerkfabrik de Toekomst B.V............................................... The Netherlands         100.0
Warneton Industrie S.A........................................................ Belgium                 100.0
Sanker Spol. S.r.o............................................................ Slovakia                100.0
ODS Panda Sp. z o.o........................................................... Poland                  100.0
Sphinx Gustavsberg Wroclaw Sp. z o.o.......................................... Poland                   80.4
Deutsche Sphinx Beteiligungen GmbH............................................ Germany                 100.0
Sphinx International B.V...................................................... The Netherlands         100.0
Baduscho Vertriebs GesmbH..................................................... Austria                 100.0
Richard Heinze GesmbH......................................................... Austria                 100.0
Richard Heinze GesmbH & Co. KG................................................ Austria                 100.0
Bekon Koralle AG.............................................................. Switzerland             100.0
Koralle Sp. z o.o............................................................. Poland                  100.0
Sphinx Bathrooms Belgium N.V.................................................. Belgium                 100.0
Sphinx Bathrooms Ltd.......................................................... Great Britain           100.0
Koralle International GmbH.................................................... Germany                  94.8
Deutsche Sphinx Sanitar GmbH.................................................. Germany                  96.8
Koralle Sanitarprodukte GmbH.................................................. Germany                  96.8
Servico Gesellschaft fur Sanitartechnik GmbH.................................. Germany                  96.8
Ceravid GmbH.................................................................  Germany                 100.0
Keramag Keramische Werke AG................................................... Germany                  95.0
Keramag Kermische Werke Haldensleben GmbH..................................... Germany                  95.0
Varicor S.A................................................................... France                   95.0
Keramag Vertriebs Holding GmbH................................................ Germany                  95.0
Eurocer Industria de Sanitarios S.A........................................... Portugal                100.0
Kerallia Productos Sanitarios Lda............................................. Portugal                100.0
Laminex Sp. z o.o............................................................. Poland                  100.0


Evac International Ltd........................................................ Finland                 100.0
Evac AB....................................................................... Sweden                  100.0
Evac Vacuum Systems (Shanghai) Co Ltd......................................... China                   100.0
Evac GmbH..................................................................... Germany                 100.0
AquaMar GmbH.................................................................. Germany                 100.0
Evac Oy....................................................................... Finland                 100.0
Evac S.A.R.L.................................................................. France                  100.0
Evac S.r.l.................................................................... Italy                   100.0
Envirovac Inc................................................................. USA                     100.0
Sphinx Bathrooms Ltd.......................................................... USA                     100.0
Evac Ltda..................................................................... Brazil                  100.0
Sanitec Kolo Sp. z o.o.........................................................Poland                   99.5
Scan Aqua Sp. z o.o............................................................Poland                  100.0
Sugarlop B.V.................................................................. The Netherlands         100.0
Sanitec Leasing AB............................................................ Sweden                  100.0
Domino Italia S.p.A........................................................... Italy                   100.0
Sanitec Italia S.p.A.......................................................... Italy                   100.0
Pozzi Ginori S.p.A............................................................ Italy                   100.0
Sanitec Servizi Logistici S.r.L............................................... Italy                   100.0
Domino S.p.A.................................................................. Italy                   100.0
Royal Sanitec AB.............................................................. Sweden                  100.0
Sanitec UK.................................................................... Great Britain           100.0
Twyford Bathrooms............................................................. Great Britain           100.0
Twyford Holdings Ltd.......................................................... Great Britain           100.0
Twyford Ltd................................................................... Great Britain           100.0
Twyford Plumbing Solutions Ltd................................................ Great Britain           100.0
Curran Ltd.................................................................... Great Britain           100.0
Sanitec Service GmbH.......................................................... Germany                 100.0
Scandi-Aqualine Finans Aps.................................................... Denmark                 100.0
ASSOCIATED COMPANIES
Hutschenreuther-Keramag GmbH.................................................. Germany                  47.5
Ina/Ifo Co Ltd................................................................ Japan                    50.0
Ceramics Holdings Middle East B.V............................................. The Netherlands          50.0
Ceramic Holdings Middle East C.V.............................................. The Netherlands          50.0
AWEK Industrial Patents Ltd. Oy............................................... Finland                  25.0
OTHER SHAREHOLDINGS
Sanitec Holding AG............................................................ Switzerland              19.9
Sanitec Holdings Pte Ltd...................................................... Singapore                19.9
Sphinx Technical Ceramics B.V................................................. The Netherlands         100.0